Exhibit 99 (a)(1)(B)

LETTER OF TRANSMITTAL

TO TENDER SHARES OF COMMON STOCK OF

SOUTHWEST GEORGIA FINANCIAL CORPORATION

PURSUANT TO ITS OFFER TO PURCHASE DATED SEPTEMBER 15, 2006

To: American Stock Transfer & Trust Company, Depositary

By Mail or Overnight Courier: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219	By Hand: American Stock Transfer & Trust Company Attn: Reorganization Department 59 Maiden Lane New York, NY 10038

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Stockholders tendering shares of Southwest Georgia Financial Corporation common stock, par value $1.00 per share (the “Shares”), that they hold of record should complete the following chart:

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appear(s) on certificate(s))	Shares Tendered (Attach additional list if necessary.)
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares

*   Need not be completed by shareholders tendering by book-entry transfer.
**  Unless otherwise indicated, it will be assumed that all Shares represented by any certificate delivered to the Depositary are being tendered.
☐ Check here if Share certificates have been lost or mutilated. See instruction 10.

You should use this letter of transmittal only if you are tendering certificates together with this letter or if you are tendering Shares by book-entry transfer to the Book-Entry Transfer Facility pursuant to the procedures set forth in the Offer to Purchase. Deliveries to Southwest Georgia Financial Corporation or to Keefe, Bruyette & Woods, Inc. will not be forwarded to the Depositary and therefore will not constitute valid delivery.

If you cannot deliver your Shares and all other required documents to the Depositary by the Expiration Date (as defined in the Offer to Purchase), or if you cannot comply with the procedures for book-entry transfer on a timely basis, you must tender your Shares pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase. See Instruction 2.

If you wish to tender Shares held for your benefit through a broker, bank or other fiduciary, you will need to follow the instructions you receive from that institution.

You should read the instructions accompanying this Letter of Transmittal carefully before you complete this Letter of Transmittal.

(BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

☐☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account No.:

Transaction Code No.:

☐☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by book-entry transfer:

Name of Tendering Institution:

Account No.:

Transaction Code No.:

NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 6.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

SPECIAL PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 1, 4 AND 8)

To be completed ONLY if the check for the Offer Consideration for Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at the Book-Entry Transfer Facility other than the one designated above.

Issue  ☐☐  check and/or ☐☐ certificate(s) to:

Name:
(Please Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)

☐☐	Credit unpurchased Shares by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

(Book-Entry Transfer Facility Account Number)

(Name of Account Party)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 4 AND 8)

To be completed ONLY if the check for the Offer Consideration for Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s) or are to be credited to an account maintained at the Book-Entry Transfer Facility other than the one designated above.

Mail  ☐☐  check and/or  ☐☐  certificate(s) to:

Name:
(Please Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)

☐☐	Credit unpurchased Shares by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

(Book-Entry Transfer Facility Account Number)

(Name of Account Party)

TENDER, PROXY AND POWER OF ATTORNEY

Ladies and Gentlemen:

The undersigned, the registered holder of shares of Southwest Georgia Financial Corporation (the “Company”) common stock, par value $1.00 (the “Shares”), as described above, or the legal representative of the registered holder, hereby accepts, with respect to the Shares tendered, the offer of the Company (the “Offer”), receipt of which is hereby acknowledged, to acquire the Shares for the consideration (“Offer Consideration”) and upon the other terms and conditions set forth in the Offer to Purchase of the Company dated September 15, 2006 as extended or amended from time to time.

Accordingly, subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and constitutes and appoints American Stock Transfer & Trust Company (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (with full knowledge that the Depositary also acts as the agent of the Company), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Depositary, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned’s agent, of the Offer Consideration with respect to such Shares, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints DeWitt Drew and George Kirkland and each of them, or any other designees of the Company, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to vote or act by written consent in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise to act with respect to all the Shares tendered hereby that have been accepted for payment by the Company prior to the time of such vote or action (and any and all non-cash dividends, distributions, other Shares, rights or securities issued or issuable in respect of such Shares) at any meeting of shareholders (whether regular or special and whether or not an adjourned or postponed meeting) of the Company, or consent in lieu of any such meeting, or otherwise. All such powers of attorney and proxies are irrevocable and coupled with an interest in the tendered Shares and are granted in consideration of, and are effective when, and only to the extent that, the Company accepts such Shares for payment. Such acceptance for payment shall revoke any other proxies granted by the undersigned at any time with respect to such Shares (and any non-cash dividends, distributions, other Shares, rights or other securities, including dividends and other distributions issued with respect thereto) and no subsequent proxies or written consents will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Shares and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, voting agreements and encumbrances, and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Shares.

All authority herein conferred or agreed to be conferred survives the death or incapacity of the undersigned and any obligations of the undersigned hereunder are binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that acceptance of the Offer constitutes an agreement between the undersigned and the Company, in accordance with the terms and conditions precedent of the Offer, only when a duly executed and properly completed copy of this Letter of Transmittal, together with any other required documents (including, but not limited to, the Shares), are received by the Depositary. The undersigned further acknowledges receipt of the Offer to Purchase and has read the contents of the Offer to Purchase and recognizes the various conditions that are set forth in the Offer to Purchase.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the payment for the Offer Consideration in the name of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” please mail such payment and/or send any appropriate documents if a Share is not purchased, to the undersigned at the address shown below the undersigned’s signature. The undersigned recognizes that the Company has no obligation to transfer any Shares from the name of the registered holder thereof if the Company does not acquire such Shares pursuant to the Offer.

SIGN HERE

Signature(s) of Owner(s)

Dated:                                    , 2006

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on surrendered certificate(s) or other evidence of ownership, if applicable. If signed by person(s) to whom the Shares represented hereby have been assigned or transferred as evidenced by endorsements or powers transmitted herewith, the signatures must be guaranteed. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

Guarantee of Signature(s)
(See Instructions 1, 2 and 4)

Certain signatures must be guaranteed by an Eligible Institution.

Name of Firm:

Authorized Signature:

Name:

Address:

(Include Zip Code)

(Area Code) Telephone No.:

Dated:__________________, 2006

INSTRUCTIONS
Forming Part of the
Terms and Conditions of the Offer

1.    Signature Guarantee. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a bank, broker, dealer, credit union, savings association or other entity that is an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 and is a participant or member of the Securities Transfer Agents Medallion Program or such other Medallion signature guarantee program as may be acceptable to the Company (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 6. If a certificate representing Shares is registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or Shares not purchased or tendered are to be issued to a person other than the registered holder, the certificate must be endorsed or accompanied by an appropriate stock power, in either case signed exactly as the name of the registered holder appears on the certificate with the signature on the certificate or stock power guaranteed by an Eligible Institution.

2.    Execution and Delivery. This Letter of Transmittal or a facsimile thereof must be properly filled in and signed by the registered owner or owners of the Shares being tendered and should be mailed or delivered with the Shares to the Depositary at the appropriate address set forth herein. The method of delivery of all documents is at the election and risk of the owners of the Shares being tendered. However, it is suggested that all documents be delivered to the Depositary in person or, if sent by mail, be sent by registered mail, return receipt requested, properly insured. No alternative, conditional or contingent tenders will be accepted. All tendering owners of a Share, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their tender.

This Letter of Transmittal is to be used either if certificates are to be forwarded with this Letter of Transmittal or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of book entry transfer into the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) (or an Agent’s Message (as defined below) in connection with a book-entry transfer) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on this Letter of Transmittal on or prior to 5:00 P.M., Eastern Time, on the Expiration Date (as defined in the Offer to Purchase). The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and the Company may enforce any such agreement against the participant.

Stockholders whose certificates are not immediately available or who cannot deliver their Shares and all other required documents to the Depositary on or prior to 5:00 P.M., Eastern Time, on the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must tender their Shares pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary on or prior to 5:00 P.M., Eastern Time, on the Expiration Date and (c) the certificates for all physically delivered Share certificates, or a confirmation of book-entry transfer into the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Offer to Purchase. The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth therein. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before 5:00 P.M., Eastern Time, on the Expiration Date. The method of delivery of Shares and all other required documents is at the option and risk of the tendering stockholder. If certificates for Shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure delivery.

3.    Description of Shares. The holder should complete the Description of Shares on first page of this Letter of Transmittal. The name of the “registered holder” should be the name on the certificate or a duly executed stock power or comparable document. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

4.    Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility whose name is shown as the owner of the Shares tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Shares. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Offer Consideration is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, or if payment is to be made, or Shares not purchased are to be issued, to a person other than the registered holder, the certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder (s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution unless such stock powers are executed by an Eligible Institution. See Instruction 1. If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted with this Letter of Transmittal.

5.    Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address set forth on the last page of this Letter of Transmittal. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at its address set forth on the last page of this Letter of Transmittal.

6.    Transfer Taxes. Transfer taxes imposed as a result of the purchase pursuant to the Offer, if any, will be paid by the Company, except that applicable transfer taxes will be deducted from a cash payment where such payment is to be made to other than the registered holder, thus involving an additional transfer.

7.    Waiver of Conditions. The conditions set forth in this Letter of Transmittal are for the sole benefit of the Company and may be asserted on or before the Expiration Date by the Company regardless of the circumstances giving rise to any such conditions or may be waived at any one time and from time to time on or before the Expiration Date in the Company’s sole discretion.

8.    Special Payment And Delivery Instructions. If the check for the Offer Consideration for any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned “Description of Shares Tendered,” then the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may have any Shares not accepted for payment credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under the caption “Special Delivery Instructions.” If no such instructions are given, Shares not accepted for payment will be returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which the original book-entry transfer was made.

9.    Taxpayer Identification Number, Substitute Form W-9. The tendering holder of a Share is required to provide the Depositary with his or her correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 on the following pages. Failure to provide the information on the form may subject the tendering holder to 28% withholding on the payment of the Offer Consideration. If such holder is an individual, the taxpayer identification number is his or her social security number. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% on all payments of the Offer Consideration thereafter until a TIN is provided to the Depositary, and the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to a purchased Share pursuant to the Offer may be subject to backup withholding. If the backup withholding applies, the Depositary is required to withhold 28% of any payments made to the holder of a Share. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10.    Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary in its capacity as transfer agent for the Shares (toll-free telephone number: 1-800-937-5449). The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. The Letter of Transmittal and related documents cannot be processed until procedures for replacing lost, destroyed or stolen certificates have been followed.

Any questions or requests for assistance or additional copies of the Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at the telephone number and location listed below. You may contact your broker, dealer, commercial bank or other nominee for assistance concerning the Offer.

The Information Agent for this Offer is:

211 Bradenton Avenue Dublin, Ohio 43017
1-877-298-6520

IMPORTANT TAX INFORMATION

Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such stockholder’s correct TIN on Substitute Form W-9 (below) or, with respect to foreign stockholders, a properly completed Form W-8BEN. If such stockholder is an individual, the TIN is his or her social security number (or, for certain foreign individuals, his or her individual tax identification number). For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct TIN on Substitute Form W-9 or a properly completed Form W-8BEN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8BEN can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. If federal income tax backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to federal income tax backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9 and Form W-8BEN

To avoid backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (a) the stockholder is exempt from backup withholding, (b) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends, or (c) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to federal income tax backup withholding. Foreign stockholders must submit a properly completed Form W-8BEN in order to avoid the applicable backup withholding.

What Number to Give the Depositary

The stockholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the stockholder does not have a TIN, such stockholder should (a) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN, (b) write “Applied For” in the space provided in Part I of the Substitute Form W-9, and (c) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the stockholder does not provide such stockholder’s TIN to the Depositary by the time of payment, backup withholding will begin and continue until such stockholder furnishes such stockholder's TIN to the Depositary. Note that writing “Applied For” on the Substitute Form W-9 means that the stockholder has already applied for a TIN or that such stockholder intends to apply for one in the near future.

Exempt Stockholders

Exempt payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should check the box marked “Exempt” in Part II of Substitute W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Depositary.

Withholding on Non-United States Holder

Even if a Non-United States Holder (as defined below) has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or such Holder’s agent unless the Depositary determines that a reduced rate of withholding is applicable under a tax treaty to which the United States is a party or because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. For this purpose, a “Non-United States Holder” is any stockholder that for United States federal income tax purposes is not (a) a citizen or resident of the United States, (b) a corporation or partnership or other entity taxable as a corporation or partnership created or organized in or under the laws of the United States or any State or division thereof (including the District of Columbia), (c) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (d) a trust (i) the administration over which a United States court can exercise primary supervision and (ii) all of the substantial decisions of which one or more United States persons have the authority to control. Notwithstanding the foregoing, to the extent provided in United States Treasury Regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons also will not be Non-United States Holders. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI. The Depositary will determine a stockholder’s status as a Non-United States Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that such reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-United States Holder meets those tests described in Section 13 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

Non-United States Holders are urged to consult their own tax advisors regarding the application of United States Federal Income Tax Withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

ALL TENDERING STOCKHOLDERS MUST COMPLETE THE FOLLOWING:

PAYER'S NAME: American Stock Transfer & Trust Company

Substitute Form W-9 Department of the Treasury, Internal Revenue Service Payee's Request for Taxpayer Identification Number ("TIN")
PLEASE PROVIDE YOUR TIN IN THE BOX AT
RIGHT AND CERTIFY BY SIGNING AND DATING
BELOW
___________________________________
Name
___________________________________
Business Name

Please check appropriate box:
☐☐  (Individual/Sole Proprietor
☐☐ Partnership  ☐☐  Other
☐☐ Corporation

___________________________________
Address
___________________________________
City, State, Zip Code

Part I—Social Security
Number OR Employer
Identification Number
__________________
(If awaiting TIN, write
"Applied For")

Part II—For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9

Exempt  ☐☐

Certification—Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup Taxpayer withholding.

CERTIFICATION INSTRUCTIONS You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are not longer subject to backup withholding, do not cross out Item (2).

Signature:______________________________	Date:______________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all payments of the purchase price made to me thereafter will be withheld until I provide a number.

Signature:______________________________	Date:______________________________

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

FOR THIS TYPE OF ACCOUNT:		GIVE THE SOCIAL SECURITY NUMBER OF:
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)
3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person(1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)
7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
8.	Sole proprietorship account	The owner(4)

FOR THIS TYPE OF ACCOUNT:		GIVE THE EMPLOYER IDENTIFICATION NUMBER OF:
9.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(5)
10.	Corporate account	The corporation
11.	Religious, charitable, or educational organization account	The organization
12.	Partnership account held in the name of the business	The partnership
13.	Association, club, or other tax-exempt organization	The organization
14.	A broker or registered nominee	The broker or nominee
15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school, district, or prison) that receives agricultural program payments	The public entity

Notes:
(1)	List first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s, or incompetent person’s name and furnish such person’s social security number.
(4)	Show the name of the owner.
(5)	List first and circled the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER OF SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:
•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(6)(7).

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust under section 664, or a non-exempt trust described in section 4947.

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:
•	Payments of interest on obligations issued by individuals.
Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
•	Payments of tax-exempt interest (including exempt-in-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to the payer.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. File this form with the payer, furnish your taxpayer identification number. Write “exempt” on the face of the form, and return it to the payer. If the payments are interest, dividends, or patronage dividends, also sign and date the form.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details see section 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N and their regulations.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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Any questions or requests for assistance or additional copies of the Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at the telephone number and location listed below. You may contact your broker, dealer, commercial bank or other nominee for assistance concerning the Offer.

The Information Agent for this Offer is:

211 Bradenton Avenue Dublin, Ohio 43017
1-877-298-6520